UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PerkinElmer, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 23, 2019
PERKINELMER, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 25, 2019
Date:    April 23, 2019        Time: 8:00 AM EDT
Location:  PerkinElmer Corporate Offices
940 Winter Street
Waltham, MA 02451
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
PERKINELMER, INC.
940 WINTER STREET
WALTHAM, MA 02451-1457
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—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement                2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow      (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:               www.proxyvote.com
2) BY TELEPHONE:       1-800-579-1639
3) BY E-MAIL*:                sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 09, 2019 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The Board of Directors recommends you vote FOR the following:
1. To elect eight nominees for director for terms of one year each:
Nominees
1a. Peter Barrett
1b. Samuel R. Chapin
1c. Robert F. Friel
1d. Sylvie Grègoire, PharmD
1e. Alexis P. Michas
1f. Patrick J. Sullivan
1g. Frank Witney, PhD
1h. Pascale Witz
2. To ratify the selection of Deloitte & Touche LLP as PerkinElmer’s independent registered public accounting firm for the current fiscal year.
3. To approve, by non-binding advisory vote, our executive compensation.
4. To approve the PerkinElmer, Inc. 2019
Incentive Plan.
NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
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